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EXHIBIT 4.35


                       TRANSFER RESTRICTION LEGEND ON BACK
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                                SHARES
[    ]                                                                [    ]

                         PACIFIC ENERGY RESOURCES LTD.
                                   .S SHARES


                                                               CUSIP U69422 10 0
                                                              ISIN US U694221008
                                             See reverse for certain definitions

THIS CERTIFIES THAT:

                                    SPECIMEN


is the registered holder of

                                     AMOUNT

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                           $.0001 PAR VALUE PER SHARE

                         PACIFIC ENERGY RESOURCES LTD.

is the Authorized capitalization of the above named Corporation subject to the Certificate of Incorporation of the Corporation transferable on the Central Securities Registrar of the Corporation by the registered holder in person or by attorney duly authorized in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Vancouver, British Columbia.


Dated: COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES, INC. (VANCOUVER)(TORONTO)
                                           TRANSFER AGENT AND REGISTRAR



/s/ DARREN KATIC     /s/ KATHLEEN MCCINNES         /s/
----------------                                   ---------------------
President            Secretary                     Authorized Officer


 The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc in Vancouver, BC and Toronto, ON.



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The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:


TEN COM                  - as tenants in common
TEN ENT                  - as tenants by the entireties
JT TEN                   - as joint tenants with rights of survivorship and not
                           as tenants in common
(Name)CUST (Name) UNIF   - (Name) as Custodian for (Name) under the
GIFT MIN ACT (State)       (State) Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.



* Please insert Social Insurance, Tax Identification, +-----------------------+
  or other identifying number of transferee.          |                       |
                                                      +-----------------------+


For value received the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
                     Insert name and address of transferee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares represented by this certificate and does hereby irrevocably constitute and appoint

____________________________________________________________________the attorney of the undersigned to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated __________________________

________________________________                ________________________________
Signature of Shareholder                        Signature of Guarantor

SIGNATURE GUARANTEE:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian
Schedule I chartered bank, a major trust company in Canada or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

COMPUTERSHARE'S PRIVACY NOTICE:

In the course of providing services to you and our corporate clients, Computershare receives non-public personal information about you - your name, address, social insurance number, securities holdings, transactions, etc. We use this to administer your account, to better serve you and our clients needs and for other lawful purposes. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. *You are required to provide your SIN if you will receive income on these securities. We will use this number for income reporting. Computershare may also ask for your SIN as an identification-security measure if you call or write to request service on your account; however you may decline this usage.